SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 9, 2003



                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                   000-22817                 65-0813766
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(State or other jurisdiction      (Commission               (IRS Employer
        of incorporation)         File Number)           Identification No.)


         100 S. Second Street, Fort Pierce, FL 34950
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         (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code (772) 461-2414
                                                   ---------------




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        (Former name or former address, if changed since last report)

Item 9.   Regulation FD
          -------------

                  The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

                  On July 9, 2003, Harbor Florida Bancshares, Inc. ("Bancshares") announced an increase to dividends and its earnings for the third quarter of the 2003 fiscal year. A copy of the press release dated July 9, 2003 is attached as Exhibit 99.



                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        July 10, 2003                    HARBOR FLORIDA BANCSHARES,
                                                INC., Registrant


                                               By:
                                                   ----------------------------
                                                   Name:  H. Michael Callahan
                                                   Title:  Senior Vice President
                                                   and Chief Financial Officer


Exhibit No.                Description

99                         Press release dated July 9, 2003